Exhibit 99.1

M3-Brigade Acquisition V Corp. Announces Postponement of Extraordinary General Meeting of Shareholders to Approve Business Combination and Extension of Redemption Deadline

NEW YORK CITY – June 10, 2026 – M3-Brigade Acquisition V Corp. (Nasdaq: MBAV) (the “Company”), a special purpose acquisition company, today announced that it has postponed its extraordinary general meeting of shareholders (the “Meeting”) to consider and vote on the previously announced proposed business combination (the “Business Combination”) between the Company and ReserveOne, Inc., a Delaware corporation (“ReserveOne”).

The Meeting, which was originally scheduled to be held on June 15, 2026, at 11:00 a.m. Eastern Time, has been postponed and is now scheduled to be held on June 18, 2026 at 12:00 p.m. Eastern Time. The Meeting location has not changed and will continue to be held at the office of Troutman Pepper Locke LLP, located at 875 Third Ave, 17th Floor, New York, New York 10022, and simultaneously via live webcast at https://www.cstproxy.com/m3brigadev/2026.

The record date for the Meeting remains the close of business on May 7, 2026, and no changes have been made to the proposals to be considered at the Meeting or to the recommendations of the Company’s board of directors with respect to the proposals to be considered at the Meeting.

The Company has decided to postpone the Meeting to provide its shareholders with additional time to consider the Business Combination and the proposals described in the Company’s definitive proxy statement/prospectus filed with the U.S. Securities and Exchange Commission (“SEC”) on May 13, 2026 (including any amendments or supplements thereto, the “Proxy Statement/Prospectus”) and to allow shareholders additional time to submit their proxies and for the Company to continue its outreach to shareholders whose votes have not yet been received.

In connection with the postponement of the Meeting, the Company is also extending the deadline for holders of the Company’s Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”), sold in the Company’s initial public offering (the “Public Shares”) to exercise their redemption rights. The deadline for holders of the Company’s Public Shares to submit redemption requests to the Company’s transfer agent, which was previously 5:00 p.m., Eastern Time, on June 11, 2026, has been extended to 5:00 p.m., Eastern Time, on June 16, 2026 (two business days prior to the vote at the Meeting). Shareholders who wish to exercise their redemption rights must do so in accordance with the instructions set forth in the Company’s definitive Proxy Statement/Prospectus, as supplemented, and should contact their broker or the Company’s transfer agent as soon as possible to ensure that their redemption instructions are received by the new deadline.

Shareholders who have already submitted a proxy voting their shares do not need to take any action as a result of the postponement and their proxies will remain valid and will be voted at the postponed Meeting unless properly revoked. Shareholders who have not yet voted or who wish to change their vote are strongly encouraged to do so as soon as possible in the manner described in the Company’s proxy materials.

Only holders of record of the Company’s Class A Ordinary Shares and Class B ordinary shares par value $0.0001 per share (the “Class B Ordinary Shares”), at the close of business on May 7, 2026 are entitled to notice of and to vote and have their votes counted at the Meeting and any adjournments thereof.

The Company’s definitive Proxy Statement/Prospectus and other relevant materials have been filed with the SEC and are available free of charge on the SEC’s website at www.sec.gov.

If you have any questions or need assistance voting your shares or exercising your redemption rights, please contact the Company’s proxy solicitor:

Sodali & Co.

333 Ludlow Street, 5th Floor
Stamford, CT 06902
Attn: M&A and Activism Advisory Group
Toll Free Telephone: (800) 662-5200
Main Telephone: (203) 658-9400
E-mail: MBAV@info.sodali.com

About M3-Brigade Acquisition V Corp.

M3-Brigade Acquisition V Corp. (NASDAQ: MBAVU, MBAV, MBAVW) is a special purpose acquisition company formed to identify and partner with companies undergoing transformational growth, with a focus on innovative platforms in the digital, energy, and infrastructure sectors. It is sponsored by MI7 Sponsor, LLC, an affiliate of CC Capital, which also owns ReserveOne.

About ReserveOne

ReserveOne is a digital asset holding and management company expected to be strategically aligned with the future U.S. Strategic Bitcoin Reserve and Digital Asset Stockpile, once it is established. The firm plans to manage a diversified portfolio of cryptocurrencies and digital assets, generating some additional yield through allocating a portion of its assets to staking, protocol involvement, and venture participation in blockchain infrastructure. ReserveOne is committed to long-term asset stewardship, transparency, and regulatory alignment. More information on ReserveOne can be found at www.reserveone.com.

Additional Information and Where to Find It

In connection with the proposed business combination among the Company, ReserveOne, Inc. (“ReserveOne”), ReserveOne Holdings, Inc. (“Pubco”) and certain other parties (the “Business Combination”), Pubco and ReserveOne have filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 (as may be amended or supplemented from time to time, the “Registration Statement”), which includes a preliminary proxy statement of the Company and a prospectus in connection with the Business Combination as well as other relevant documents concerning the Business Combination. The Registration Statement was declared effective on May 13, 2026 and the prospectus/proxy statement was first mailed to the Company’s stockholders on May 21, 2026. INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT, THE PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT HAS BEEN FILED WITH THE SEC IN CONNECTION WITH THE BUSINESS COMBINATION BECAUSE THEY CONTAIN IMPORTANT INFORMATION. HOWEVER, THIS DOCUMENT WILL NOT CONTAIN ALL THE INFORMATION THAT SHOULD BE CONSIDERED CONCERNING THE BUSINESS COMBINATION. IT IS ALSO NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION OR ANY OTHER DECISION IN RESPECT OF THE BUSINESS COMBINATION. Shareholders and other interested persons are able to obtain free copies of the definitive proxy statement, the Registration Statement and other documents filed by the Company with the SEC containing information about the Company, Pubco and/or ReserveOne that will be incorporated by reference therein, without charge at the SEC’s website at www.sec.gov. The Company’s shareholders will also be able to obtain a copy of such documents, without charge, from the Company by directing a written request to: M3-Brigade Acquisition V Corp., 1700 Broadway, 19th Floor, New York, New York 10019, or from ReserveOne by directing a request to info@reserveone.com.

Participants in the Solicitation

Each of the Company, ReserveOne, ReserveOne Holdings, Inc., and their respective directors executive officers and certain other members of management and employees may be deemed under SEC rules to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Business Combination. Information regarding the persons who may be considered participants in the solicitation of proxies in connection with the Business Combination, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement/prospectus and other relevant materials filed or that will be filed with the SEC. Information regarding the directors and executive officers of the Company is set forth in (i) Part III, Item 10. Directors, Executive Officers and Corporate Governance of the Company’s Annual Report on Form 10-K and (ii) the Company’s Current Reports on Form 8-K filed with the SEC. Information regarding the identity of all potential participants, and their direct and indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus and other relevant materials filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the Business Combination or otherwise, nor will there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended and otherwise in accordance with applicable law.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements herein and the documents incorporated herein by reference may constitute “forward-looking statements”, which statements involve inherent risks and uncertainties.

Examples of forward-looking statements include, but are not limited to, statements with respect to the Business Combination. Such statements include expectations, hopes, beliefs, intentions, plans, prospects, financial results of strategies regarding the Company, ReserveOne, Pubco, the Business Combination and statements regarding the anticipated benefits and timing of the completion of the Business Combination, the price and volatility of cryptocurrencies, the growing prominence of cryptocurrencies, the macro and political conditions surrounding cryptocurrencies, plans and use of proceeds, objectives of management for future operations of the Company, ReserveOne and Pubco, expected operating costs of Pubco, the Company, ReserveOne and their respective subsidiaries, the upside potential and opportunity for investors, the Company’s plan for value creation and strategic advantages, market site and growth opportunities, regulatory conditions, competitive position and the interest of other corporations in similar business strategies, technological and market trends, future financial condition and performance and expected financial impacts of the Business Combination, the satisfaction of closing conditions to the Business Combination and the level of redemptions of the Company’s public shareholders, and ReserveOne’s and Pubco’s expectations, intentions, strategies, assumptions or beliefs about future events, results at operations or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements. Such risks, uncertainties and assumptions, include, but are not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all; (ii) the risk related to ReserveOne’s lack of operating history as an early-stage company; (iii) risks related to ReserveOne’s anticipated business plan and strategy that ReserveOne expects to implement upon consummation of the Business Combination, including the risk that ReserveOne’s business strategy may change significantly in the future, including moving away from its currently intended focus on crypto-related activities; (iv) the failure by the parties to satisfy the conditions to the consummation of the Business Combination, including the approval of the Company’s shareholders; (v) the failure to realize the anticipated benefits of the Business Combination; (vi) the limitations on ReserveOne’s investments in certain tokens and allocations to yield generation and venture activities under securities laws; (vii) the outcome of any potential legal proceedings that may be instituted against Pubco, ReserveOne, the Company or others following announcement of the Business Combination; (viii) the level of redemptions of the Company’s public shareholders which may reduce the public float of, reduce the liquidity of the trading market of, and/or maintain the quotation, listing, or trading of the Company’s class A ordinary shares or the Pubco’s class A common stock; (iv) the failure of Pubco to obtain or maintain the listing of its securities on any stock exchange on which the Pubco’s class A common stock will be listed after closing of the Business Combination; (x) costs related to the Business Combination and as a result of Pubco becoming a public company; (xi) changes in business, market, financial, political and regulatory conditions; (xii) risks relating to ReserveOne’s anticipated operations and business, including the highly volatile nature of the price of cryptocurrencies; risks related to increased competition in the industries in which ReserveOne will operate; (xiii) risks relating to significant legal, commercial, regulatory and technical uncertainty regarding cryptocurrencies; risks related to the treatment of cryptocurrency and other digital assets for U.S. and federal, state, local and non-U.S. tax purposes; (xiv) risks that after consummation of the Business Combination, ReserveOne experiences difficulties managing its growth and expanding operations; (xv) challenges in implementing the business plan, due to lack of an operating history, operational challenges, significant competition and regulation; (xvi) being considered to be a “shell company” by any stock exchange or by the SEC; and (xvii) those risk factors discussed in documents of the Company or Pubco filed, or to be filed, with the SEC.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section in the Company’s final prospectus dated as of July 31, 2024 and filed by the Company with the SEC on August 2, 2024, our Quarterly Reports on Form 10-Q, and our Annual Report on Form 10-K and the proxy statement/prospectus that will be filed by the Company and Pubco, and other documents filed or to be filed by the Company and Pubco from time to time with the SEC, including Pubco’s Form S-4 filed with the SEC on December 5, 2025, as may be amended or supplemented from time to time. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither the Company, ReserveOne or Pubco presently know or currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and except as otherwise required by applicable law, none of the parties or any of their representatives assumes any obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of the parties or any of their representatives gives any assurance that any of the Company, ReserveOne or Pubco will achieve its expectations. The inclusion of any statement in this press release does not constitute an admission by ReserveOne, Pubco, the Company or any other person that the events or circumstances described in such statement are material.

Contacts

M3-Brigade Acquisition V Corp.
c/o M3 Partners, LP
1700 Broadway
19th Floor
New York, NY 10019
T: 212-202-2200
www.m3-brigade.com

Investor Relations:

Sodali & Co.

333 Ludlow Street, 5th Floor
Stamford, CT 06902
Attn: M&A and Activism Advisory Group
Toll Free Telephone: (800) 662-5200
Main Telephone: (203) 658-9400
Email: MBAV@info.sodali.com

Media Contact:

Jon Keehner, Tim Ragones, and Erik Carlson

Joele Frank, Wilkinson Brimmer Katcher

+1 (212) 355-4449

CC-Capital-JF@joelefrank.com

Eric Andrus / Andrew Frank

KARV

+1 (212) 333 0275

Email: CC-Capital@KARV.global

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